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            [LOGO] patient safety
                   technologies, inc.
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                                                   1800 Century Park East
                                                   Suite No 200
COMPANY CONTACT:     INVESTOR CONTACT:             Los Angeles, CA 90067
 Lynne Silverstein    Berkman Associates           310.895.7750 TEL
 310.895.7750         310.826.5051                 310.895.7751 FAX
                      info@BerkmanAssociates.com   patientsafetytechnologies.com
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PATIENT SAFETY TECHNOLOGIES, INC. NAMES NEW CHAIRMAN AND CEO

Thursday, January 11, 2007, 9:00 am ET

LOS ANGELES, Calif., January 11, 2007 -- PATIENT SAFETY TECHNOLOGIES, INC. (AMEX:PST) announced today that Milton "Todd" Ault III, the Company's Chairman and CEO, has resigned his positions as Chairman and CEO of the Company, effective immediately. The Company's Board of Directors has appointed William
B. Horne, the Company's CFO, as PST's new Chief Executive Officer and as a Director on the Board. Mr. Horne will continue to serve as CFO. The Board also appointed Arnold Spangler, a current PST director, to serve as Interim Chairman of PST's Board.

Mr. Spangler has over thirty years experience as a successful private equity investor and investment banker. Until recently, he was Managing Director of Mancuso & Co., a New York-based merchant banking and private equity firm. Previously, as Partner at Lazard Freres & Co. and the head of global M&A for PaineWebber, he managed M&A transactions, IPO's and other equity financings. He has served on the boards of numerous companies including publicly traded, healthcare distribution company, Syncor International Corp., which was ultimately merged into Cardinal Health. Mr. Spangler received his MBA from Harvard Business School and BS in Economics from Iowa State University.

Mr. Horne has over thirteen years of experience as a financial executive, auditor and financial consultant. Mr. Horne previously held the position of Chief Financial Officer in various technology related companies, including a Seattle-based venture capital firm and a privately-held, advanced cellular communications company which deployed the world's first commercial 850 MHz GSM network. He has provided strategic financial consulting services to a broad array of companies ranging from small, private companies to a public company with a market capitalization in excess of $1 billion. In his prior roles he was responsible for all aspects of finance and administration, including financial reporting, tax planning, negotiation of M&A transactions, and structuring of equity investments. Mr. Horne has also held supervisory positions at Price Waterhouse, LLP and received his Bachelor of Arts Magna Cum Laude in Accounting from Seattle University.

ABOUT PATIENT SAFETY TECHNOLOGIES, INC.

Patient Safety Technologies operates as a holding company with separate operating businesses and separate CEOs running each business. The flagship of those businesses is SurgiCount Medical, Inc. PST also wholly owns Automotive Services Group, Inc along with many minority investments in public and private companies. There are also various pieces of real estate in PST's portfolio.

ABOUT SURGICOUNT MEDICAL, INC.

SurgiCount Medical, Inc. is a developer and manufacturer of patient safety products and services including the Safety-Sponge(TM) System. The Safety-Sponge System works much like a grocery store check-out system. Every surgical sponge and towel is pre-labeled by the manufacturer with an individual and unique bar coded label, and a scanning counter is used to read and record the labels. For more information, please contact the company directly at 951-587-6201, or by email at info@surgicountmedical.com or visit www.surgicountmedical.com.

FORWARD-LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS CAN GENERALLY BE IDENTIFIED AS SUCH BECAUSE THE CONTEXT OF THE STATEMENT WILL INCLUDE WORDS SUCH AS PLANS, EXPECTS, SHOULD, BELIEVES, ANTICIPATES OR WORDS OF SIMILAR IMPORT. STOCKHOLDERS, POTENTIAL INVESTORS AND OTHER READERS ARE CAUTIONED THAT THESE FORWARD-LOOKING STATEMENTS ARE PREDICTIONS BASED ONLY ON CURRENT INFORMATION AND EXPECTATIONS THAT ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE FUTURE EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS. CERTAIN OF THOSE RISKS AND UNCERTAINTIES ARE DISCUSSED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING OUR ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q. THESE FORWARD-LOOKING STATEMENTS ARE ONLY MADE AS OF THE DATE OF THIS PRESS RELEASE AND THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO PUBLICLY UPDATE SUCH FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES.

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